Investor Update: May 2021 Our “ESG” Progress Plan: Investing in Efficiency, Sustainability and Growth Best in the U.S. in Large Customer Satisfaction (Top 2 Box) JD Power We Energies named Most Reliable Utility in the Midwest PA Consulting Finalist for the S&P Global Energy Award in Corporate Social Responsibility S&P Global Platts

1 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, sales volumes, capital plans, construction costs, investment opportunities, corporate initiatives (including the ESG Progress Plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company's service territories; the extent, duration and impact of the COVID-19 pandemic or any future health pandemics; timing, resolution and impact of rate cases and other regulatory decisions; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; the company's ability to successfully acquire and/or dispose of assets and projects; cyber- security threats and data security breaches; construction risks; equity and bond market fluctuations; changes in the company’s and its subsidiaries’ ability to access the capital markets; the impact of tax reform and any other legislative and regulatory changes, including changes to environmental standards; political developments; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; the financial performance of American Transmission Co. as well as projects in which the company’s energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading "Factors Affecting Results, Liquidity and Capital Resources" in Management's Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and "Risk Factors" contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2020, and in subsequent reports filed with the Securities and Exchange Commission. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

2 Company Profile  $30.7 billion market cap*  4.6 million retail customers  60% ownership of American Transmission Company  $37.6 billion of assets  10th largest publicly traded utility in U.S. measured by market value* * As of April 30, 2021

3 A History of Quality Earnings Growth $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 GAAP Adjusted** 2021 Guidance * Estimated based on 2021 guidance midpoint of $4.01 per share. ** See Appendix for reconciliation of adjusted amounts to GAAP amounts Guidance of $3.99 - $4.03 Expect to reach top end of range

4 Consistent Performance Over Time EPS Guidance 2020 Exceeded  2019 Exceeded  2018 Exceeded  2017 Exceeded  2016 Exceeded  2015 Exceeded  2014 Exceeded  2013 Exceeded  2012 Exceeded  2011 Exceeded  2010 Exceeded  2009 Exceeded  2008 Exceeded  2007 Exceeded  2006 Exceeded  2005 Exceeded  2004 Exceeded  The only utility to beat guidance every year for 17 years running

5 $0.80 $1.04 $1.20 $1.445 $1.56 $1.83* $1.98 $2.08 $2.21 $2.36 $2.53 $2.71 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E Strong Dividend Growth Continues In January, raised the dividend by 7.1% to a new annual rate of $2.71 per share Targeting dividend payout of 65-70% of earnings Projecting dividend growth in line with earnings growth *Annualized based on 4th quarter 2015 dividend of $0.4575 **Annualized based on 1st quarter 2021 dividend of $0.6775 Annualized Dividends Per Share **

6 What’s New?

7 Our ESG Progress Plan New Carbon Reduction Goals – Electric Generation Reduction goals: 60% below 2005 levels by 2025 80% below 2005 levels by the end of 2030 Net carbon neutral by 2050 Goals aligned with the Paris Climate Accord*Includes projection of potential carbon offsets by 2050 -100 -80 -60 -40 -20 0 2005 2020 2025 2030 2050 Achieved and anticipated CO2 reductions (net mass)*

8 Exposure to Coal - Significantly Reduced *ATC is accounted for using the equity method; this represents WEC’s portion of the asset base **Includes purchased power ***Includes electric distribution revenue and transmission expense that we are authorized to collect in rates 2020 Assets by Business Type Carbon-free 11% Natural gas 13% Coal 12% Other 3% Electric distribution & transmission 21%*** Natural gas distribution 40% 2020 Revenue Contribution by Source We expect the percentage of our revenue and asset base that is tied to coal will be less than 10% at the end of 2025. Electric generation**Electric generation Renewables 6% Natural gas 7% Coal 17% Electric transmission 11%* Electric distribution 25% Natural gas distribution 34%

9 Reducing Greenhouse Gas Emissions 0.78 0.42 0.33 0.17 0** 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 2005 2020 2025E 2030E 2050E Greenhouse gas intensity* (metric tons CO2e/MWh) *Includes owned electric generation, purchased power and WEC Infrastructure (WECI). The environmental attributes of the WECI renewable facilities are or may be the property of third parties. As such, these third parties are solely entitled to the reporting rights and ownership of the environmental attributes such as renewable energy credits, offsets, allowances and the avoided emissions of greenhouse gases. **Includes projection of potential carbon offsets by 2050.

10 Reduction goal: Net zero by the year 2030** Our ESG Progress Plan New Methane Reduction Goal *Represents a decrease in the rate of methane emissions, per mile, from the natural gas distribution lines in our network from a 2011 baseline. **This goal applies to emissions from WEC Energy Group natural gas distribution companies calculated in accordance with EPA’s 40 Code of Federal Regulations Part 98, Subpart W reporting rule. -100% -80% -60% -40% -20% 0% 2011 2020 2030 Achieved* and anticipated methane emissions reduction from distribution

11 Investment in Regulated Renewables Progress on plan to build 1,800MW of solar, wind and battery storage Project Utility WEC Ownership** WEC Investment ($M) WEC Capacity (MWs) In-Service or Target Two Creeks Solar Project WPS 66.7% $130 100 Nov. 2020 Badger Hollow I Solar Park 130 100 Summer, 2021 Badger Hollow II Solar Park WE 130 100 Dec. 2022 Red Barn Wind Park* WPS 90% 140 82 2022 Paris Solar-Battery Park* WE WPS 75% 15% 90% 385 279 2023 Darien Solar-Battery Park* 400 293 Koshkonong Solar-Battery Park* 585 419 2024 Total $1,900 1,373 *Projects seeking PSCW approval **Madison Gas & Electric will own a minority interest at each site Solar Total $1.32B 975MW Battery Storage Total $440M 316MW Wind Total $140M 82MW Grand Total $1.9B 1,373MW

12 Electric and Gas Rate Case “Stay-Out” We Energies & Wisconsin Public Service  Filed with the Public Service Commission of Wisconsin on March 30  One year “stay-out”  Maintain current authorized return on equity:  Wisconsin Electric – 10.0%  Wisconsin Gas – 10.2%  Wisconsin Public Service – 10.0%  Maintain current capital structure equity component at all three utilities: 50.0% – 55.0%  Modify earnings sharing mechanism for 2022 only:  Commission review and consideration expected over the next two to three months  Will file next rate reviews no later than May 1, 2022 WE & WPS WG Treatment 10.00% – 10.15% 10.20% – 10.35% No sharing >10.15% – 10.75% >10.35% – 10.95% 50/50 sharing >10.75% >10.95% 100% customer

13 ESG Progress Plan

14 Investing $16.1 billion for: Efficiency Sustainability Growth 2021-2025 Capital Plan Our ESG Progress Plan

15 $2.7 17% $10.4 64% $3.0 19% Sustainability Renewables $4.1 Grid and fleet reliability $6.3 Efficiency Technology $1.0 Grid and fleet modernization $1.7 Growth Gas distribution $1.6 Electric (G,T&D) $1.4 2021-2025 Capital Plan ($ in billions) Investing in Efficiency, Sustainability and Growth $16.1 billion Planned Investment

16 $22.8 billion $32.2 billion 2020A 2025E* Robust Growth in Asset Base 7% Growth *Estimated year-end average asset base

17 Reducing 100MW of Capacity Modernizing Our Gas-Fueled Generation Fleet Retiring  400 MW of older, less-efficient gas generation expected Building  Weston RICE units  128 MW  Expected investment: $170 million  Targeted in-service: 2023, pending regulatory approval Investing  West Riverside Energy Center (now operational)*  200 MW - combined cycle  Expected investment: $180 million  2023 – 2024 Reciprocating Internal Combustion Engines (RICE) are modular, run on natural gas and allow for reliable and flexible operations. * Pending due diligence and regulatory approval

18 4,935 MW 3,095 MW 1,700 MW 2017 2020 2025E Aggressively Reducing Coal-Fueled Generation Plant retirements have lowered fuel and operating costs while reducing CO2 emissions Retirements Pleasant Prairie 1,190 MW Edgewater 100 MW Pulliam 200 MW Presque Isle 350 MW Expected Future Retirements Oak Creek Units 5-8* – 1,100MW Columbia Units 1-2* – 300MW * Expected retirements in 2023 - 2024 2023 – 2024E

19 SD IL NE $2.2 Billion 2021-2025 WEC Infrastructure Portfolio – Green and Growing In-service Under development In-Service Capacity (MW) Investment (in millions) Upstream 200 $307 Bishop Hill III 132 $166 Coyote Ridge 97 $145 Blooming Grove 250 $389 Tatanka Ridge 155 $240 Total 834 $1,247 Under Development Capacity Investment Thunderhead* 300 $381 Jayhawk* 190 $302 Total 490 $683 *Investment part of the 2021-2025 capital plan Expect to invest an additional $1.5 billion (2021-2025) KS

20 Regional Economy

21 Powering Industry Leaders in our Region

22 Wisconsin Segment Broad Ranging Growth Driving Longer-Term Sales Forecast 2022 - 2025 Electric 1.0% - 1.3% Gas 1.0% - 1.3% Sales Growth Forecast (weather-normalized) Year-over-Year

23  ESG Progress Plan supports 5-7% EPS growth with minimal impact on customer rates  100% of capital allocated to regulated businesses or contracted renewables  Dividend growth projected to be in line with earnings growth  No need to issue additional equity through forecast period  Strong and improving ESG profile  By the end of 2025, we expect that less than 10% of our revenue and asset base will be tied to coal  Poised to deliver among the best risk-adjusted returns in the industry Key Takeaways for WEC Energy Group

Appendix

25 Electric Distribution Electric Transmission 60% ownership Electric Generation Energy Infrastructure Natural Gas Distribution

26 Kevin Fletcher President and CEO Scott Lauber Senior Executive Vice President and Chief Operating Officer Office of the Chair “Working together as a team, we will leverage the strengths of each individual as we write the next chapter of the company’s growth, development and service to our customers.” - Gale Klappa, Executive Chairman Xia Liu Executive Vice President and Chief Financial Officer

27 Reduce carbon dioxide emissions from electric generation 60% by 2025 and 80% by the end of 2030 – both from a 2005 baseline. Long-term goal of net-zero carbon emissions from our generating fleet by 2050 Targeting net-zero methane emissions by the end of 2030 Amount of combustion products for beneficial use provided over the past two decades Planned utility renewable investments (2021-2025) ) Planned investment in contracted energy infrastructure (2021-2025) Contributed by our companies and foundations to nonprofit organizations in 2020 Spent with certified minority-, women-, service disabled- and veteran- owned businesses in 2020 Spent on energy efficiency and conservation in 2020 Carbon Goals Environmental, Social & Governance Focus Methane Reduction Goal 15.7 million metric tons $1.9 billion $2.2 billion $20 million $303.4 million $119.4 million

28 Today and Tomorrow Why Our Natural Gas Distribution Networks Matter Our Service Area  65-78% of homes use natural gas for heating  Growth continues as customers convert to natural gas Hydrogen opportunities post 2030+  Potential to blend  Investment potential to convert existing distribution networks Electric Conversion Debate  Today, electric heat pumps in our region are 4-5x more costly than natural gas heating*  Potential cost effective option after 2055?*  Natural hedge in Wisconsin since we serve both electric and natural gas customers -46° -26° -26° -23° Weather in the map reflects (in Fahrenheit) actual temperatures reported by NOAA during the January 2019 polar vortex * Based on independent research for the region we serve

29 New Liquefied Natural Gas (LNG) Storage Facilities LNG provides a solution for Southeastern Wisconsin to meet peak customer demand on the coldest days of the year Taking steps to maintain reliable and affordable service for our customers  We Energies is seeking approval for two LNG facilities to address the need for additional natural gas supply in Wisconsin  Total expected investment: $370 million  If approved, construction is expected to begin fall of 2021  Targeted in-service date: Late 2023

30 Efficiency, Growth and Sustainability Progress Electric Delivery Redesign / Resilience • Addressing aging infrastructure • Enhancing efficiencies and reducing operating costs • Expect to spend $2.9 billion (2021-2025) Natural Gas System Modernization Illinois • Expected replacement of 2,000 miles of piping for safety and reliability in Chicago • Project $280-300 million annual average investment • Illinois law authorizes rider through 2023 Wisconsin • Increasing quantity and reliability of natural gas service in Southeastern Wisconsin Technology Enhancements • Implementing advanced metering • Installing new customer information system • Project to spend $1.0 billion (2021 – 2025) Project Highlights

31 Project Developer Location Investment Offtake Agreement WEC Commercial Operations Capacity Bishop Hill III Wind Energy Center Invenergy Henry County, IL $166M for 90% ownership WPPI Energy 22-years 80% on 8/31/18 Incremental 10% on 12/5/18 132MW Upstream Wind Energy Center Invenergy Antelope County, NE $307M for 90% ownership Affiliate of Allianz 10-years 80% on 1/10/19 10% on 4/8/20 200MW Coyote Ridge Wind Farm Avangrid Renewables Brookings County, SD $145M for 80% ownership and 99% of tax benefits Google Energy LLC 12-years 12/20/19 97MW Blooming Grove Wind Farm Invenergy McLean County, IL $389M for 90% ownership Verizon and Saint-Gobain North America 12-years 12/8/2020 250MW Tatanka Ridge Wind Farm Avangrid Renewables Deuel County, SD $240M for 85% ownership and 99% of tax benefits Google Energy 12-years Dairyland Power 10-years 1/5/2021 155MW Thunderhead Wind Energy Center Invenergy Wheeler and Antelope Counties, NE $381M expected for 90% ownership AT&T 12-years Projected: 2021 300MW Jayhawk Wind Farm Apex Clean Energy Bourbon & Crawford Counties, KS $302M expected for 90% ownership and 99% of tax benefits Facebook 12-years Projected: 2021 190MW Wind Infrastructure Investment Summary Projected Returns Higher than Regulated Business

32 $555 $767 $900 $506 $350 $578 $571 $664 $685 $652 $695 $619 $542 $585 $582 $578 $584 $662 $614 $616 $99 $107 $93 $96 $92 $258 $289 $253 $176 $144 $688 $375 $375 $375 $375 $3,451 $3,312 $3,489 $3,037 $2,811 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2021 2022 2023 2024 2025 Energy Infrastructure ATC Investment MERC/MGU Illinois WI Gas Delivery WI Electric Delivery WI Generation Depreciation at the utilities expected to average $1.1 billion annually, and $132 million at ATC, over the 2021-2025 period $16.1 billion projected capital spend from 2021-2025 Low-Risk Capital Plan Drives 5% to 7% EPS Growth 1) ATC is accounted for using the equity method; this represents WEC’s portion of the investment 2) Gas delivery includes capital spend at Bluewater 3) Includes UMERC 4) Generation includes capital spend at We Power 1 2,3 3 3,4 $ In millions

33 2021 2022 2023 Wisconsin Electric $933.5 $1,032.0 $1,375.3 Wisconsin Gas $234.4 $256.2 $234.4 Wisconsin Public Service $578.8 $537.6 $443.8 Upper Michigan Energy Corp $16.7 $18.8 $16.7 Wisconsin Segment $1,763.4 $1,844.6 $2,070.2 Peoples Gas $509.5 $517.2 $598.6 North Shore Gas $64.4 $64.6 $62.3 Illinois Segment $573.9 $581.8 $660.9 Minnesota Energy Resources Corp $58.8 $49.2 $48.3 Michigan Gas Utilities $39.6 $57.6 $44.2 Other States Segment $98.4 $106.8 $92.5 WE Power $26.1 $99.2 $32.2 Infrastructure Investments* $713.9 $380.7 $376.9 Nonutility Energy Infrastructure $740.0 $479.9 $409.1 Corporate and Other $17.1 $10.1 $3.7 Total $3,192.8 $3,023.2 $3,236.4 By Company Capital Plan Projections ($ in millions) * Infrastructure investments include capital spend at Bluewater

34 Composition of Asset Base Total 2020 Average Asset Base of $22.8 billion Note: We Power value represents investment book value Company Asset Base - $B % of Total Wisconsin Electric $6.5 28.5% Wisconsin Gas 1.6 7.0 Wisconsin Public Service 3.7 16.2 Upper Michigan Energy Resources 0.4 1.8 Peoples Gas 3.4 14.9 North Shore Gas 0.3 1.3 Minnesota Energy Resources 0.4 1.8 Michigan Gas Utilities 0.3 1.3 We Power 3.0 13.1 Bluewater 0.2 0.9 WEC Infrastructure 0.5 2.2 American Transmission Company 2.5 11.0 Total $22.8 100%

35 Power the Future Investments 1 Natural Gas Coal Capacity 1,090 MW 1,030 MW 2 Investment $664 million $2 billion 2 ROE 12.7% 12.7% Equity 53% 55% In Service Dates Unit 1 – July 2005 Unit 2 – May 2008 Unit 1 – February 2010 Unit 2 – January 2011 Lease Terms 25 years 30 years Cost Per Unit of Capacity $609/kW $1,950/kW 1. PTF provides approximately $200 million in positive cash flow annually. 2. All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement.

36 One of the Top Performers in Operating Efficiency $14.00 $15.30 $18.30 $20.10 $20.80 $21.30 $21.50 $21.51 $23.30 $29.30 $31.20 $10 $15 $20 $25 $30 $35 2019 Non-Fuel O&M per MWh* Source: FERC Form 1 Reports *For all companies, excluded 1) pensions and other employee benefits, 2) costs reported as “transmission of electricity by others” to neutralize differences in ownership of the transmission utilized by each utility, and 3) costs reported as “rents” within the production section to control for difference in how power plants are owned and financed The top 10 vertically integrated electric utilities by market cap W E C A V E R A G E

37 Focused on Efficiency $1,342 $1,281 $1,234 $1,143 $1,107 2016 2017 2018 2019 2020 2021E 4.5% $ In millions *Excludes costs that have a revenue offset such as operation and maintenance costs associated with the We Power generation units, transmission expenses that are collected in rates, regulatory amortizations, riders, and other pass through expenses. Reducing Day-to-Day O&M Expense* 3.7% 7.4% 3.2% 2-3%

38 Annual EPS Adjustments as a percentage of GAAP Earnings Note: Percent changes are in absolute values 847.3% Industry Leading Earnings Quality The 10 largest vertically integrated electric utilities* 10.3% 20.5% 82.3% 107.6% 108.3% 117.9% 223.2% 0% 50% 100% 150% 200% 250% WEC 2018 2019 2020 No EPS adjustments 0% *Measured by market cap

39 Balance Sheet Remains Strong Entity S&P Rating Moody’s Rating WEC Energy Group A- Baa1 Wisconsin Electric A- A2 Wisconsin Gas A A3 Wisconsin Public Service A- A2 Peoples Gas A- A2 Issuer Credit Ratings 15.4% 16.9% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 2020 Actual* 2020 Adjusted** Funds from Operations/Debt Holding Company Debt to Total Debt WEC Energy Group Target 2020-2025 S&P FFO to Debt >15% Moody’s CFO Pre-WC/Debt >16% 28% 10% 15% 20% 25% 30% 2020 2021-2025E Goal of 30% or Less *FFO to debt ratio using GAAP operating cash flow and debt balance **See reconciliation on last page of presentation

40 33% Large C&I by Segment Paper/Packaging 27% Foundry (SIC 33) 10% Mining/Minerals 9% Food/Agriculture 9% Other Manufacturing 8% Metal (SIC 34,35,37) 7% Medical 6% Education 3% Chemical 4% Printing 3% Office 2% Other 12% Balanced Sales Mix Large C&I 33% Residential plus Farm 32% Small C&I 35% 2020 Retail MWh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula

41 Diverse Portfolio of Businesses Based on 2020 average asset base. WI 66% ATC 11% IL 16% MI/MN 5% WECI 2% By Jurisdiction By Business Renewables 6% Natural gas 7% Coal 17% Electric transmission 11%* Electric distribution 25% Natural gas distribution 34% Electric generation

42 Estimated Key Dates Wisconsin (apps.psc.wi.gov)  Decision on 2022 Rate Case “Stay Out”  Decision on Koshkonong Solar and Battery Storage (Docket 5-BS-258 filed 4/30/2021)  Decision on Weston (Docket 5-CE-153 filed 4/16/2021)  Decision on Red Barn Wind Park (Docket 5-BS-256 filed 3/29/2021)  Decision on Darien Solar and Battery Storage (Docket 5-BS-255 filed 3/16/2021)  Decision on Paris Solar and Battery Storage (Docket 5-BS-254 filed 2/16/2021)  Decision on LNG project (Docket: 5-CG-106 filed 11/1/2019) Illinois (icc.illinois.gov)  Decision on NSG proposed base rate increase of $7.6 million or 8.5% (Docket: 20-0810 filed 10/15/2020)  Decision on 2016 Rider QIP Reconciliation (Docket: 17-0137 filed 3/20/17) Michigan (michigan.gov/mpsc)  Decision on MGU proposed base rate increase of $15.1 million or 10.7% (Docket: U-20718 filed 3/22/2021) Minnesota (mn.gov/puc)  Nothing material pending Open Regulatory Matters Q2 2021 2022 2021 2021 2022 2022 Q4 2021 Q3 2021 2021 Q4 2021

# Regulatory Environment

## Wisconsin

- Governor Tony Evers (D)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

## Illinois

- Governor J.B. Pritzker (D)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 5-year staggered terms

| Wisconsin Commissioners | | | |
|---|---|---|---|
| Name | Party | Began Serving | Term Ends |
| Rebecca Valcq Chair | D | 01/2019 | 03/2025 |
| Ellen Nowak | R | 12/2018 | 03/2023 |
| Tyler Huebner* | D | 03/2020 | 03/2027 |

| Illinois Commissioners | | | |
|---|---|---|---|
| Name | Party | Began Serving | Term Ends |
| Carrie Zalewski Chair | D | 03/2019 | 01/2024 |
| D. Ethan Kimbrel | D | 01/2018 | 01/2023 |
| Maria Soledad Bocanegra | I | 04/2019 | 01/2023 |
| Michael Carrigan | D | 01/2020 | 01/2025 |
| Vacant | | | |

* Pending confirmation

WEC Energy Group
43

44 Rate-Making Parameters by Company Utility Equity Layer* Authorized ROE Wisconsin Electric 50.0%-55.0% 10.0% Wisconsin Public Service 50.0%-55.0% 10.0% Wisconsin Gas 50.0%-55.0% 10.2% Peoples Gas 50.33% 9.05% North Shore Gas 50.48% 9.05% Minnesota Energy Resources 50.9% 9.7% Michigan Gas Utilities 52% 9.9% We Power 53%-55% 12.7% American Transmission Company 50% 10.52% *Represents the equity component of capital; rates are set at the midpoint of any range  Constructive regulatory environments  Earnings sharing mechanism at all Wisconsin utilities

45 Key Rate Making Components Area Illinois– Gas Minnesota– Gas Michigan– Electric & Gas Wisconsin– Gas Wisconsin– Electric Gas Pipeline Replacement Rider PGL Bad Debt Rider ✓ Bad Debt Escrow Accounting Residential Residential Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band Manufactured Gas Plant Site Clean Up Recovery ✓ ✓ ✓ ✓ N/A Invested Capital Tax Rider ✓ Forward-looking test years ✓ ✓ ✓ 2 years 2 years Gas Utility Infrastructure Cost Rider Surcharge ✓ Earnings sharing No sharing on first 25 bp above allowed ROE, 50/50 on next 50bp, 100% to customers beyond 75 bp

46 Industry Leading Total Shareholder Returns* Over the past decade, WEC Energy Group has consistently delivered among the best total returns in the industry * Total return including reinvested dividends for the periods ended December 31, 2020 0% 50% 100% 150% 200% 250% 300% 350% One-Year Three-Year Five-Year Ten-Year WEC Energy Group Dow Jones Utilities S&P Utilities Philadelphia Utility S&P Electric Source: Bloomberg

Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639 Ashley Knutson Investor Relations Analyst Ashley.Knutson@wecenergygroup.com 414-221-3339

48 Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 2014 2015 2016 2017 Reported EPS – GAAP basis $2.34 $2.59 $ 2.96 $ 3.79 Acquisition Costs $0.39 $0.06 $ 0.01 – Integrys Earnings $(0.47) Impact of Additional Shares $0.47 Tax benefit related to Tax Cuts and Jobs Act of 2017 – – – $ (0.65) Adjusted EPS – Non-GAAP basis* $2.73 $2.65 $ 2.97 $ 3.14 * WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, reported earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude, as applicable, (1) a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017; (2) costs related to the acquisition of Integrys Energy Group; (3) the results of operations of Integrys and its subsidiaries; and (4) the additional shares of WEC Energy Group common stock that were issued as part of the acquisition. None of these items are indicative of WEC Energy Group’s operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company’s operating performance. Management uses such measures internally to evaluate the company’s performance and manage its operations.

49 Ratio of FFO to Debt (in millions, except percent) Ratio of FFO to Debt 2020 Net cash provided by operating activities $2,196.0 Total Debt $14,290.8 Ratio of FFO to Debt 15.4% Ratio of FFO to Debt - Adjusted 2020 Net cash provided by operating activities $2,196.0 Add: Employer contributions to qualified pension plans 100.0 Add: Accounts receivable arrears attributed to COVID-19 85.0 Net cash provided by operating activities – adjusted $2,381.0 Total Debt $14,290.8 Less: Employer contributions to qualified pension plans 100.0 Less: Accounts receivable arrears attributed to COVID-19 85.0 Total Debt - Adjusted $14,105.8 Ratio of FFO to Debt - Adjusted 16.9%